UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2009

______________

VISION GLOBAL SOLUTIONS, INC

(Exact name of registrant as specified in its charter)

______________

Nevada	000-31104	20-8203420
(State of Incorporation)	Commission File No.	(IRS Employer ID No.)

Vision Global Solutions, Inc.

20400 Stevens Creek Blvd., Suite 700, Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

10600 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014

(Former address of principal executive offices)   Zip Code

Registrant's telephone number, including area code: (408) 873-0400

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Blair Krueger, Esq., Attorney at Law

The Krueger Group, LLP

5510 La Jolla Boulevard

La Jolla, California 92037

Telephone: (858) 729-9997

Facsimile: (858) 729-9995

blair@thekruegergroup.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements.  These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: our relationships with strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable laws or regulations, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On November 3, 2009, by Unanimous Written Consent, the Board of Directors (the “Board”) of Vision Global Solutions, Inc., a Nevada corporation (“VIGS”) accepted the resignation of John Kinney as the sole director of the Corporation due to Mr. Kinney’s decision to focus his attention on his other business interests.  Mr. Kinney also resigned from his positions as Chief Executive Officer, President, Secretary and Treasurer.   A copy of his resignation letter is filed as Exhibit 2.1 to this Current Report, and is expressly incorporated herein by reference.

The Corporation, by Unanimous Written Consent, then appointed Mr. Todd Waltz as the new sole director of the Corporation.  Immediately after this appointment, the Corporation appointed Mr. Waltz as Chief Executive Officer, President and Secretary.  As of November 4, 2009, Mr. Waltz executed an Employment Agreement (the “Employment Agreement”) with the Corporation for Mr. Waltz’s services for up to two years or until the Corporation is merged with an operating company.  The UWC appointing the CEO and the Employment Agreement are filed as Exhibits 2.2 and 2.3 respectively, to this Report and are incorporated herein by this reference.

Mr. Waltz, 48, is Sole Director, Chief Executive Officer and President of the Corporation.  From 2007 until the present, Mr. Waltz has served as Corporate Controller of AE Biofuels, Inc. a renewable energy company.  From 1994 to 2007 Mr. Waltz served with increasing responsibility in a variety of senior financial management and business partner roles in the On-line Services and R&D divisions of Apple, Inc.  Mr. Waltz received his bachelor degree from Mount Union College in 1983, his MBA from Santa Clara University in 1997 and his Master of Science in Taxation from San Jose State University in 2008.  Mr. Waltz has more than 25 years experience in public and private accounting with global public firms.  Mr. Waltz is a Certified Public Accountant in the state of California.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits. The following exhibits are or will be filed herewith:

Exhibit
Number	Description

2.1	Letter of Resignation
2.2	Unanimous Written Consent
2.3	Executive Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION GLOBAL SOLUTIONS, INC.

Dated: November 3, 2009	By:	/s/ TODD WALTZ
Todd Waltz
President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Letter of Resignation
2.2	Unanimous Written Consent
2.3	Executive Employment Agreement